Exhibit 10.2(b)


                   Schedule of Warrant (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on September 30, 2005


                           Expiration           Exercise            Shares
      Grant Date              Date                Price             Granted
      ----------              ----                -----             -------
       09/30/05             09/30/10            $ 0.005            7,500,000